SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20509

                            FORM 8-K-A2

                         CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                        October 16, 1998
                         Date of Report
               (Date of Earliest Event Reported)

                 CHEROKEE MINERALS AND OIL, INC.
     (Exact Name of Registrant as Specified in its Charter)

       Nevada                         02-23729                87-0575839
(State or other juris-          (Commission File No.)       (IRS Employer
diction of incorporation)                                    I.D. No.)

                    12222 South 1000 East, Suite #1
                         Draper, Utah 84020
                (Address of Principal Executive Offices)

                            (801) 553-8790
                    Registrant's Telephone Number

                      8989 South Scofield Circle
                           Sandy, Utah 84093
            (Former Address of Principal Executive Offices)

Item 1.   Changes in Control of Registrant.

         (a) On November 12, 1998, the Registrant and Environmental Systems & Solutions, Inc., a Nevada corporation ("ESSI"), executed a Agreement and Plan of Reorganization (the "Plan") as outlined in the Letter of Intent between the Registrant and ESSI dated October 16, 1998 (see the 8-K and the 8-K/A1 Current Reports dated October 16, 1998, Item 7, which have been previously filed with the Securities and Exchange Commission and which are incorporated herein by reference), whereby the Registrant, subject to the approval of persons owning not less than 80 percent of outstanding voting securities of ESSI, would acquire a controlling interest in ESSI, and ESSI would become a majority owned subsidiary of the Registrant.

         The initial offer in a stock for stock exchange was made only to "accredited investors" and the first 35 non-accredited investors who executed and delivered a copy of the Plan. As of the closing on December 11, 1998, ESSI stockholders representing 19,326,244 of the 22,080,000 shares to be issued under the Plan (approximately 91% of the ESSI stockholders) had executed and delivered the Plan. It is the intention of management to continue to attempt to acquire 100% of the outstanding voting securities of ESSI, on the same terms and conditions afforded the ESSI stockholders who have already become party to the Plan.

          The Plan was adopted, ratified and approved by the Board of Directors of the Company at a special meeting held on December 11, 1998.

          The former principal stockholders of the Registrant and their percentage of ownership of the outstanding voting securities of the Registrant prior to the completion of the Plan were: Joe K. Johnson, former President and Director, owned 2,118,000 shares of the Registrant (47.4%); Melinda Johnson, former Secretary/Treasurer and Director (and wife of Joe K. Johnson), owned 947,340 shares of the Registrant (21.2%); and Chiricahua Company, owned 947,340 shares of the Registrant (21.2%). Chiricahua Company is wholly-owned by David C. Merrell, a former director and executive officer of the Registrant.

          As a part of the Plan, the foregoing persons and certain others agreed to cancel 2,554,539 of the 4,474,539 outstanding pre-Plan shares of common voting stock of the Registrant, leaving the pre-Plan outstanding shares at 1,920,000; taking into account the 19,326,244 shares of "restricted securities" of the Registrant issued under the Plan on its closing on December 11, 1998, there are currently 21,246,244 shares of common stock of the Registrant issued and outstanding.

          The source of the consideration used by ESSI and the ESSI stockholders to acquire their respective interests in the Registrant was the exchange of 100% of the outstanding common stock of ESSI pursuant to the Plan.

          The basis of the "control" by the ESSI stockholders is stock ownership or positions held. Pursuant to the Plan, the then members of the Board of Directors and executive officers resigned, in seriatim, and the persons named in paragraph (b) below were designated to serve as directors and executive officers of the Registrant, until the next respective annual meetings of the stockholders and directors of the Registrant or until their prior resignations or terminations.

          A Preliminary Proxy Statement has been filed with the Securities and Exchange Commission respecting a resolution of the Board of Directors providing for an amendment to the Articles of Incorporation changing the name
of the Registrant to "Hydro-Maid International, Inc."   This Preliminary Proxy
Statement was filed with the Securities and Exchange Commission on or about December 15, 1998, and is incorporated herein by reference. See Item 7.

         A copy of the Plan, including any material exhibits and related instruments, was attached to the 8-K-A1 Current Report which was filed with the Securities and Exchange Commission on December 9, 1998, and is incorporated herein by reference. See Item 7.

         (b) To the knowledge of management and based upon a review of the stock ledger maintained by the Registrant's transfer agent and registrar, the following table sets forth the beneficial ownership of persons who own more than five percent of the Registrant's common stock as of the date hereof, and the share holdings of new management, to wit:
                                             Amount and Nature        Percent
                                               of Beneficial            of
     Name                    Title               Ownership             Class

Culley W. Davis          CEO and Chairman            7,000           .000291%
Ronald L. LaFord         President                    -0-               -0-
Mark S. Brewer           Vice President             36,000           .0015%
Paul A. Kujanpas         Vice President               -0-               -0-
                         of Manufacturing
John W. Nagel            CFO                          -0-               -0-
Bruce H. Haglund, Esq.   Secretary and Director     72,000           .003%

All directors and executive                        115,000           .00479%
officers as a group (6)


 Item 2.   Acquisition or Disposition of Assets.

          See Item 1 of this Report. The consideration exchanged under the Plan was negotiated at "arms length" between the directors and executive officers of the Registrant and ESSI, and the members of the Board of Directors of the Registrant used criteria used in similar proposals involving the Registrant in the past, including the relative value of the assets of the Registrant; its present and past business operations; the future potential of ESSI; its management; and the potential benefit to the stockholders of the Registrant. The members of the Board of Directors determined in good faith that the consideration for the exchange was reasonable, under these circumstances.

         No director, executive officer or person who may be deemed to be an affiliate of the Registrant had any direct or indirect interest in ESSI prior to the completion of the Plan, except Joe K. Johnson, the former President and a director of the Registrant, owned 18,000 shares of ESSI which will be exchanged for 72,000 "restricted securities" of the Registrant under the Plan.

                             Business

         ESSI was incorporated in 1992 to acquire the patents to HYDRO-MAID , a water-powered garbage disposal. This new product is the only water-powered, totally non-electric garbage disposal on the market. Following extensive research, development and market testing, ESSI launched the HYDRO-MAID in 1997.

         The patented water driven disposal system has many advantages. The disposal is quieter than typical garbage disposals because it has no electric motor, which reduces operating costs. Since it requires no electrical hookup, the cost of installation is also reduced. The HYDRO-MAID also provides important safety advantages.

         The system has five uniquely designed stainless steel cutting blades that work powerfully together as they oscillate back and forth cutting food waste into much finer particles than previously possible. This process greatly reduces the risk of clogging pipes and increases the assimilation of the waste back into the earth's ecosystem, helping improve the environment. HYDRO-MAID processes chicken bones, banana peels, whole stalks of celery, avocado pits and nut shells which cannot be handled by traditional electric disposals.

         HYDRO-MAID's unique design ensures the system will not damage items such as silverware if accidentally dropped into the unit. If this happens, the oscillating motion shifts automatically into a harmless "servo" mode until the object is removed, leaving the silverware free of damage.

         HYDRO-MAID accomplishes its task using no more water than an electric disposal. The same water that powers the five cutting blades also cycles through the system and flushes the food particles down the drain.

         The market for the HYDRO-MAID is any dwelling, new or old, that has a kitchen sink including single family homes, apartments and condominiums. The Registrant is developing a commercial model for large food handling establishments.

         ESSI is dedicated to creating a positive impact on the environment. To keep any discarded HYDRO-MAIDs to adding to the pressure on overcrowded landfills, ESSI has a ten year warranty and a buy back/recycle policy that allows the Registrant to melt down and recycle all elements of all repurchased HYDRO-MAIDs.

                              Assets

Cash

        Receivables-a minor amount for some installment sales of Hydro-Maid through the infomercial advertising program.

        Inventory-Our supplier in Sandwich, IL has shipped 1,520 units to ESSI which have not been sold to others as of December 11, 1998. 1,280 of these units are enroute to Japan as of the closing date, but are still in ESSI's inventory until they arrive in Japan. The remaining units are in the ESSI warehouse in Draper, Utah. Further, there are some additional work-in-progress units in the supplier's factory in Sandwich; these would equate to approximately 2,500 finished units.

Property, Plant and Equipment

        Rental space: 8,100 square feet (2,100 SF for warehouse, 6,000 SF for offices) in Draper, Utah, at a monthly lease cost of about $6,500, with about $50,000 in leasehold improvements of ESSI.

        Furniture and Fixtures: FF for six offices and a reception area, plus a product display and demonstration facility in the lobby of the rented space. This product demonstration facility is occasionally transported to various trade show sites, then returned to the showroom site. There is another demonstration unit in storage.

        Tooling: Tools and dies for the manufacture of the product situated in our contractors' plants in Sandwich, IL, and China, plus additional tooling being built by a contractor in China.

        Vehicles: 1999 Ford Powerstroke, double cab truck and trailer that have been painted and equipped to serve as a mobile promotion and demonstration unit.

Intangibles

        Promotion and advertising materials: there is a fully produced 1/2 hour infomercial and other advertising and promotional materials.

        Patents: Ten issued and five pending, all US.

        Deferred Organization and startup costs.

                            Management

Names                    Title or Position                   Age

Culley W. Davis          CEO and Chairman                    43
Ronald L. LaFord         President                           52
Mark S. Brewer           Vice President                      41
Paul A. Kujanpas         Vice President                      39
                         of Manufacturing
John W. Nagel            CFO                                 58
Bruce H. Haglund, Esq.   Secretary and Director              47

                             Resumes

Culley W. Davis, Chief Executive Officer and Chairman of the Board

     Mr. Davis was the founder of ESSI and since its inception in 1992 has held various positions including, President, Secretary, Chief Financial Officer, Treasurer, and Director. Mr. Davis currently holds the positions of Chief Executive Officer and Chairman of the Board of ESSI. Since 1992, Mr. Davis has also served as Chief Executive Officer and Chairman of the Board of Dancor, Inc., the developer of Vitroseal (trademark), a patented coating technology for the metal coating market. From 1989 until 1992 Mr. Davis was President and Chief Executive Officer of Lubrication Research, Inc., a company engaged in the development and marketing of technology used in the automobile industry. During the period of 1984 until 1990, Mr. Davis founded and served as President of Vencor International, Inc., a developer of form-fitted, reusable, cloth diapers for medical and non-medical applications. From 1979 until 1984 Mr. Davis founded and operated Capital Diamond Corporation, a diamond and jewelry wholesaling company.

     In May 1996, Mr. Davis entered into a stipulation for judgment and permanent injunction (the "Injunction") with the Department of Finance of the State of Idaho (the "State") in connection with a complaint (the "Complaint") filed by the State alleging that Mr. Davis violated provisions of the Idaho Securities Act. In accordance with the Injunction, Mr. Davis paid a $50,000 fine to the state and was permanently enjoined from violating the Idaho Securities Act, from offering or selling unregistered securities in Idaho, and from transacting securities business in Idaho without applicable securities licenses.

Ronald L. LaFord, President

     Mr. LaFord has been serving as President and a member of the Board of Directors of ESSI since September 1997. From March 1994 until September 1997, Mr. LaFord served as Director of National Marketing and Advertising for Flying J Corporation, a Utah based company engaged in the development and operation of truck stops and service stations. From 1986 to 1994, he served in various capacities for Citizens Utilities Company including, Director of Administration and Supply, Managing Coordinator of Marketing and Sales and Coordinator of Vehicle Procurement and Maintenance. From 1980 until 1985, Mr. LaFord was a Senior Manager for Union Carbide Corporation. From 1974 until 1979, he was a Senior Consultant for General Telephone and Electronics (GTE). Mr. LaFord received his A.A. degree in Civil Engineering and B.A. degree in Marketing and Business Administration from Central Washington University. He is a graduate of the General Telephone and Electronics School of Management.

Mark S. Brewer, Vice President

     Mr. Brewer has been Vice President and a member of the Board of Directors of ESSI since September 1997. He also serves as President of Search International and Onkli Incorporated. Search International was founded by Mr. Brewer in 1990 for the purpose of developing and marketing new products. He founded Onkli Incorporated in 1991 for the purpose of creating and packaging consumer houseware products. In 1979, Mr. Brewer joined Advertising Professionals, a full service advertising agency which he acquired in 1989 and operated until 1996.

Paul A. Kujanpaa, Vice President of Manufacturing

     Mr. Kujanpaa has been Vice President of Manufacturing of ESSI since July 1998. From 1997 to 1998, he served as Senior Manager of Order Fulfillment and Logistics for Haworth Inc. From 1994 until 1997, Mr. Kujanpaa was a Management Consulting Manager for Grant Thornton LLP, the country's seventh largest accounting and management consulting firm. During the period of 1991 to 1993, he held the position of Senior Management Consultant for Booz, Allen & Hamilton, an international management consulting firm ranked among the top five in the world. From 1989 until 1991, Mr. Kujanpaa worked as Management Consultant for A.T. Kearney Incorporated, an international management consulting firm based in Chicago, Illinois. During the period of 1988 to 1989, Mr. Kujanpaa was a partner of and Engineer Consultant for Metz and Associates Incorporated, a manufacturing engineering consulting firm which was sold to A.T. Kearney Incorporated in 1989. From 1986 to 1988, he held the position of Manufacturing Engineering Consultant for Ingersoll Engineers Incorporated of Rockford, Illinois. Mr. Kujanpaa received his B.S. in Manufacturing Engineering from Brigham Young University.

John W. Nagel, Chief Financial Officer

     Mr. Nagel joined ESSI as Chief Financial Officer and a member of the Board of Directors in September 1998. From 1988 to August 1998, Mr. Nagel served as Director of Finance for WVUE Television of New Orleans, Louisiana. During the period of 1983 to 1988, he was operator and part owner of several franchised ice cream parlors. From 1980 to 1983, Mr. Nagel held positions in administration and management for The Nautilus Group, Inc., a poultry incubation equipment manufacturer and portable electronic stage lighting system manufacturer. From 1968 to 1980, Mr. Nagel worked for Arthur Anderson & Co. in numerous capacities relating to consulting for the design and implementation of computer-based management information systems. He served as an officer in the U.S. Navy Supply Corps from 1962 to 1966. Mr. Nagel was awarded his M.B.A. degree from Harvard University and his B.S. degree in accounting from Ohio State University.

Bruce H. Haglund, Secretary and Director

     Bruce H. Haglund has served as a Director and Secretary of ESSI since September 1998. Mr. Haglund has practiced law in Orange County, California since 1980. Since April 1994, Mr. Haglund has been a principal in the law firm of Gibson, Haglund & Johnson. From February 1991 to April 1994, Mr. Haglund was a principal in the law firm of Phillips, Haglund, Haddan & Jeffers. From 1984 to February 1991, he was a partner in the law firm of Gibson & Haglund. He is member of the Board of Directors of Santa Barbara Restaurant Group, Inc. and the Secretary of Metalclad Corporation, a public company whose stock is traded on the NASDAQ Small Cap Market. Mr. Haglund is also the Secretary and a member of the Board of Directors of Aviation Distributors, Inc. and Renaissance Golf Products, Inc., public companies whose stock is traded on the OTC/BB. He is a graduate of the University of Utah College of Law.

Item 3.   Bankruptcy or Receivership.

          None; not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          None; not applicable.

Item 5.   Other Events.

          See Item 1. Also, the Registrant's new symbol on the OTC Bulletin Board is "HYII."

Item 6.   Resignations of Registrant's Directors.

          See Item 1.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

     (a)  Financial Statements of Business Acquired.

          Financial statements for the year ended December 31, 1997 (audited) and September 30, 1998 (unaudited) will be filed on or before February 24, 1999, which is 75 days after the closing of the Plan on December 11, 1998.

      (b) Pro Forma Financial Information.

          Pro Forma financial statements are being prepared and will be filed on or before February 24, 1999, which is 75 days after the completion of the Plan on December 11, 1998.

      (c) Exhibits.

   99     News Release dated December 11, 1998.

          Preliminary Proxy Statement filed December 15, 1998*

          8-K-A1 Current Report filed December 9, 1998*

                 Agreement and Plan of Reorganization
                         Exhibit A-List of ESSI Shareholders
                         Exhibit B-Letter of Intent*
                         Exhibit C-Schedule of Options and Contingent
                                  Issuance of Shares
                         Exhibit D-Exceptions
                         Exhibit E-ESSI Patents
                         Exhibit F-ESSI Bank Accounts
                         Exhibit G-Cherokee Exceptions
                         Exhibit H-Cherokee Financial Statements*
                         Exhibit I-Cherokee Bank Accounts
                         Exhibit J-Form of Power of Attorney

                 Stockholders letter to ESSI's letter to Stockholders regarding the Plan

          8-K Current Report filed October 21, 1998*

                 Letter of Intent dated October 16, 1998, regarding proposed reorganization

                 Press Release regarding same dated October 19, 1998

        10-QSB dated September 30, 1998*

        10-SB filed February 5, 1998 with the Securities and Exchange
        Commission*
                    Audited Financial Statements for the years ended December 31, 1997 and 1996

                    Initial Articles of Incorporation

                    Articles of Merger dated January 15, 1973

                    Certificate of Amendment to
                    Articles of Incorporation dated May 10, 1973 respecting name change

                    Certificate of Amendment to
                    Articles of Incorporation dated July 16, 1973
                    Setting Board of Director numbers

                    Certificate of Amendment to
                    Articles of Incorporation dated May 14, 1974 respecting name change and authorized capital

                    Certificate of Amendment to
                    Articles of Incorporation dated October 8, 1976 respecting name change

                    Certificate of Amendment to
                    Articles of Incorporation dated February 25,
                    1980 respecting name change

                    Certificate of Amendment to
                    Articles of Incorporation dated April 5, 1996 respecting reverse split

                    Certificate of Amendment to
                    Article of Incorporation dated January 29, 1998 respecting par value change

                    Financial Data Schedule

         * Incorporated herein by reference.

Item 8.   Change in Fiscal Year.

          None; not applicable.

                           SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CHEROKEE MINERALS AND OIL, INC.

Date: 12/16/98                By:/s/Culley W. Davis
                              --------------------------------------
                              Culley W. Davis
                              CEO and Chairman of the Board of Directors